WASATCH FUNDS TRUST

Supplement dated September 23, 2015 to the

Prospectus and Summary Prospectus each dated January 31, 2015

Investor Class

Wasatch Small Cap Growth Fund® - Investor Class (WAAEX)

This Supplement updates certain information contained in the Wasatch Funds Prospectus for Investor Class shares and the Wasatch Small Cap Growth Fund Summary Prospectus, each dated January 31, 2015. You should retain this Supplement, the Prospectus and Summary Prospectus for future reference. Additional copies of the Prospectus may be obtained free of charge by visiting our web site at www.WasatchFunds.com or calling us at 800.551.1700.

PORTFOLIO MANAGERS

Effective February 1, 2016, JB Taylor will be the Lead Portfolio Manager of the Wasatch Small Cap Growth Fund (the “Fund”) and Jeff Cardon will be a Portfolio Manager of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE